EXECUTION COPY

CONSENT AND AMENDMENT NO. 2

dated as of

February 22, 2006,

among

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.,

as Borrower

and

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.,

as Parent

and

The Lenders Party Hereto,

and

CANADIAN IMPERIAL BANK OF COMMERCE,

acting through its New York Agency,

as Administrative Agent

CIBC WORLD MARKETS CORP.,
and
JPMORGAN CHASE BANK, N.A.
as Co-Lead Arrangers and Joint Book Managers

for the Incremental Loan Facility

CONSENT AND AMENDMENT NO. 2

dated as of February 22, 2006

Reference is made to the Credit Agreement dated as of February 1, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., as borrower (the “Borrower”), ALASKA COMMUNICATIONS SYSTEMS GROUP, INC. as parent (the “Parent”), the several banks and other financial institutions or entities from time to time party thereto, as lenders (the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency (“CIBC”), as Administrative Agent (in such capacity, the “Administrative Agent”), CIBC WORLD MARKETS CORP. (“CIBC WM”), J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Co-Lead Arrangers and Joint Book Managers (in such capacity, the “Arrangers”), JPMORGAN CHASE BANK, N.A., (“JPM”) as Syndication Agent and BANK OF AMERICA, N.A., as Documentation Agent. CIBC WM and JPM are acting as co-lead arrangers and joint book managers (in such capacity, the “Co-Arrangers”, and together with the Administrative Agent, the “Agents”) with respect to the 2006 Incremental Loans (as defined below).

PRELIMINARY STATEMENTS:

The Borrower has informed the Agents that it intends to purchase up to $56,950,000 principal amount of Senior Unsecured Notes, which Senior Unsecured Notes will be retired immediately following such purchase (each a “2006 Senior Unsecured Note Redemption” and, together the “2006 Senior Unsecured Note Redemptions”).

Pursuant to Section 2.01(c) of the Credit Agreement, the Borrower has requested the implementation of an incremental facility, in up to two Series, in an amount not to exceed the amount required to purchase and redeem Senior Unsecured Notes in the 2006 Senior Unsecured Note Redemptions and pay premiums, fees and expenses related thereto (with the amount requested for each such redemption being referred to herein as a “Funding”); provided that the aggregate principal amount of such implemented incremental facility shall not exceed $56,950,000 (the “2006 Incremental Facility”), and the Administrative Agent and the Incremental Lenders are willing to effect such implementation on and subject to the terms of this Consent and Amendment No. 2.

In addition, the Borrower, the Parent and the Required Lenders have agreed to amend the Credit Agreement to consent to the exclusion of the 2006 Senior Unsecured Note Redemptions from certain requirements of the covenants in the Credit Agreement and the 2006 Incremental Facility from the maximum amount of the Incremental Loans and Incremental Loan Commitments, all on and subject to the terms of this Consent and Amendment No. 2.

NOW, THEREFORE, it is hereby agreed, effective as of the dates set forth in Section 4, as follows:

SECTION 1. Consent. Notwithstanding the requirements of Section 6.08(b)(vii)(B) of the Credit Agreement, the Administrative Agent and the Required Lenders hereby consent, and each of the 2006 Incremental Loan Lenders (as defined below) hereby agrees and is deemed to consent, to (a) the 2006 Senior Unsecured Note Redemptions, and (b) the exclusion from the calculation of Cumulative Distributable Cash of up to $56,950,000 aggregate principal amount of the Senior Unsecured Notes redeemed in a 2006 Senior Unsecured Note Redemption plus premiums, fees and expenses related thereto for each period affected thereby.

SECTION 2. Incremental Loan Amendment.

(a) The Borrower and each Incremental Loan Lender referred to on the signatures pages hereto (the “2006 Incremental Loan Lenders”) agrees that each 2006 Incremental Loan Lender shall severally make an Incremental Loan (collectively, the “2006 Incremental Loans”), in up to two Series, to the Borrower during the period from and after the Consent and Amendment No. 2 Effective Date (as defined below) to the 2006 Incremental Loan Commitment Termination Date (as defined below), subject to the terms and conditions of the Credit Agreement (including Sections 4.02 and 4.03 thereof), in an aggregate principal amount not exceeding such Lender’s Incremental Loan Commitment set forth on the lender addendum to Consent and Amendment No. 2 (the “2006 Incremental Loan Commitments”). To the extent the 2006 Incremental Loans are made in an amount that is less than the 2006 Incremental Loan Commitments, each 2006 Incremental Loan Lender shall fund its pro rata percentage of such 2006 Incremental Loans based on the percentage that such 2006 Incremental Loan Lender’s 2006 Incremental Loan Commitments bears to the total 2006 Incremental Loan Commitments. The 2006 Incremental Loans shall (i) have identical terms with, (ii) be deemed and treated as, and (iii) have the same rights and obligations under the Loan Documents as, the Term Loans, except (x) all 2006 Incremental Loans shall mature on February 1, 2012 (the “2006 Incremental Loan Maturity Date”), and (y) on the date of each Funding, the 2006 Incremental Loan Commitments shall be permanently reduced by an amount equal to the amount of such Funding and in any event will terminate no later than March 17, 2006 (the “2006 Incremental Loan Commitment Termination Date”). For the avoidance of doubt it is expressly understood and agreed that (i) all holders of 2005 Incremental Loans and all holders of 2006 Incremental Loans shall be deemed and treated as, and have the same rights and obligations under the Loan Documents as, the Term Lenders, (ii) each of the 2005 Incremental Loans and the 2006 Incremental Loans shall be deemed as an increase in the Term Loans, and (iii) any calculations or determinations under the Credit Agreement which reference both Term Loans and Incremental Loans shall be determined or calculated without duplication of the Term Loans and the Incremental Loans.

(b) Each 2006 Incremental Loan Lender that is not already a party to the Credit Agreement (i) confirms that it has received a copy of the Credit Agreement (including, without limitation, Consent and Amendment No. 1, dated as of July 15, 2005), together with copies of the financial statements referred to in Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Consent and Amendment No. 2; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on the signature page hereto is its exact legal name; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.17 of the Credit Agreement, and (vii) upon the satisfaction of the conditions set forth in Section 4 below and delivery of a duly executed Consent and Amendment No. 2 to the Administrative Agent for acceptance and recording, and such acceptance and recording by the Administrative Agent, as of the Consent and Amendment No. 2 Effective Date, each such 2006 Incremental Loan Lender shall be a party to the Credit Agreement and, to the extent provided in this Consent and Amendment No. 2, have the rights and obligations of, and be deemed for all purposes, a Lender thereunder.

SECTION 3. Amendment to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions therein in the appropriate alphabetical order:

“Consent and Amendment No. 2” means the Consent and Amendment No. 2 dated as of February 22, 2006 among the Borrower, the Parent, the Lenders party thereto, the Administrative Agent and JPMorgan Chase Bank, N.A. and CIBC World Markets Corp., as Co-Lead Arrangers and Joint Book Managers.

“Consent and Amendment No. 2 Effective Date” has the meaning set forth in the Consent and Amendment No. 2.

“Repricing Transaction” has the meaning assigned to such term in Section 2.11.

“2006 Incremental Loan Commitment” means, with respect to each Lender party to the Consent and Amendment No. 2, the commitment of such Lender to make 2006 Incremental Loans on or after the Consent and Amendment No. 2 Effective Date in the percentage set forth on the lender addendum to the Consent and Amendment No. 2, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its 2006 Incremental Loan Commitment. The initial aggregate amount of the Lenders’ 2006 Incremental Loan Commitments is $56,950,000.

“2006 Incremental Loans” means any term loan made on or after the Consent and Amendment No. 2 Effective Date pursuant to the Consent and Amendment No. 2.”

(b) Section 1.01 of the Credit Agreement is hereby further amended by (i) deleting clause (a) in the definition of “Applicable Rate” and (ii) inserting the following new clause (a) therein:

“(a) with respect to any Term Loan, (i) 0.75% per annum, in the case of an ABR Loan, or (ii) 1.75% per annum, in the case of a Eurodollar Loan, and”.

(c) Section 1.01 of the Credit Agreement is hereby further amended by (i) inserting the following in the definition of “Incremental Loan Commitment” before the period in the first sentence therein:

“and the 2006 Incremental Loan Commitments”

and (ii) adding the phrase “and the 2006 Incremental Loans” after the phrase “2005 Incremental Loans” in the last sentence thereof.

(d) Section 1.01 of the Credit Agreement is hereby further amended by deleting the word “Adjusted” in the definition of “Senior Secured Debt” therein.

(e) Section 2.01(c)(ii) of the Credit Agreement is hereby amended by inserting the following before the second parenthetical contained therein:

“ and all 2006 Incremental Loans”.

(f) Section 2.11 of the Credit Agreement is hereby amended (i) in clause (e)(ii) by inserting the following after the words “2005 Incremental Loans” in the parenthetical therein:

“and the 2006 Incremental Loans”

and (ii) by inserting the following at the end thereof:

“Any prepayment in full of all Term Loans pursuant to this Section 2.11 on or prior to the first anniversary of the Consent and Amendment No. 2 Effective Date with the proceeds of any Repricing Transaction (as defined below) shall be accompanied by a prepayment fee equal to 1.00% of the principal amount prepaid. A “Repricing Transaction” means the incurrence by any Loan Party of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement) that is secured or is broadly marketed or syndicated to banks and other institutional investors in financings similar to the facilities herein (i) having an effective interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice, after giving effect to, among other factors, margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof and excluding any effects of changes in the Alternate Base Rate or the Adjusted LIBO Rate) that is less than the Applicable Rate for, or weighted average yield (to be determined by the Administrative Agent on the same basis and excluding any effects of changes in the Alternate Base Rate or the Adjusted LIBO Rate) of, the Term Loans and (ii) the proceeds of which are sufficient to, and are used to, prepay all outstanding principal of all Term Loans.”

(g) Section 6.08(b)(vii) of the Credit Agreement is hereby amended by (i) deleting the phrase “$55,000,000” and (ii) inserting the phrase “$118,300,000” therein.

(h) Section 6.12 of the Credit Agreement is hereby amended by (i) deleting the phrase “4.25 to 1” and (ii) inserting the phrase “4.40 to 1”.

SECTION 4. Conditions to Effectiveness. (A) Section 2(a) of this Consent and Amendment No. 2 shall become effective on the date (the “Consent and Amendment No. 2 Effective Date”) that each of the conditions set forth in clauses (a), (c) and (d) of this Section 4(A) have been satisfied; provided that it shall be a condition for each Funding that the conditions set forth in clauses (b), (e), (f) and (g) of this Section 4(A) have been satisfied with respect to such Funding:

(a) Resolutions. The Administrative Agent shall have received certified copies of (i) the resolutions of the Board of Directors of the Borrower and the Parent evidencing approval of this Consent and Amendment No. 2 and all matters and transactions contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental and other material third party approvals and consents, if any, (or a certification that none are required) with respect to this Consent and Amendment No. 2 and the matters and transactions contemplated hereby.

(b) Officer’s Certificate. The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Borrower dated as of the date of each Funding, as the case may be, certifying (i) that no Dividend Suspension Period shall have occurred and be continuing as of such date, (ii) that the proceeds of the 2006 Incremental Loans will fund a 2006 Senior Unsecured Notes Redemption and, to the extent permitted under the Senior Unsecured Debt Documents, related costs and expenses (including costs and expenses relating to the 2006 Incremental Loans) and (iii) the purchase price paid by the Borrower for such redemption.

(c) Execution of Counterparts. The Administrative Agent shall have received counterparts of (i) this Consent and Amendment No. 2 executed by (A) the Borrower, (B) the Parent, (C) the Administrative Agent, and (D) each 2006 Incremental Loan Lender, and (ii) the guarantor and grantor consent attached hereto (the “Consent”) executed by each Guarantor.

(d) Payment of Fees and Expenses. The Borrower shall have paid all fees agreed to between the Co-Arrangers and the Borrower and, to the extent invoiced, all reasonable out-of-pocket expenses incurred by the Agents, including the reasonable fees, charges and disbursements of Shearman & Sterling LLP as counsel for the Agents, in connection with this Consent and Amendment No. 2 and for all services related to the Credit Agreement from and after the Closing Date thereunder.

(e) Closing Date. Each of the Fundings shall have occurred no later than March 17, 2006.

(f) Borrowing Request. The Administrative Agent shall have received a Borrowing Request related to each 2006 Incremental Loan.

(g) Funding. The 2006 Incremental Loans requested in any Funding shall not exceed (a) the purchase price of the Senior Unsecured Notes purchased and redeemed with such funds plus, to the extent permitted under the Senior Unsecured Debt Documents, fees, premiums and expenses related thereto and to the 2006 Incremental Loans, as certified by the Borrower to the Administrative Agent, or (b) the 2006 Incremental Loan Commitments remaining after all prior Fundings have occurred.

(B) Section (1) and Sections 3(a), (c), (d), (e), (f)(i), (g) and (h) of this Consent and Amendment No. 2 shall become effective on the date that each of the conditions set forth in Section 4(A)(a), (c) and (d) have been satisfied and the Administrative Agent shall have received counterparts of this Consent and Amendment No. 2 duly executed by the Required Lenders.

(C) Section 3(b) and Section 3(f)(ii) of this Consent and Amendment No. 2 shall become effective on the date that each of the conditions set forth in Section 4(A)(a), (c) and (d) have been satisfied and the Administrative Agent shall have received counterparts of this Consent and Amendment No. 2 duly executed by the Term Lenders.

SECTION 5. Representations and Warranties. The Borrower and Parent represent and warrant as follows:

(a) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects on the date of the 2006 Incremental Loans (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

(b) As of the date hereof, and at the time of and immediately after giving effect to the 2006 Incremental Loans, no Default shall have occurred and be continuing.

(c) As of the date hereof, and on the date of the 2006 Incremental Loans, no Dividend Suspension Period has occurred or is continuing.

SECTION 6. Governing Law. This Consent and Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Execution in Counterparts. This Consent and Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Consent and Amendment No. 2 by telecopier or in PDF format via electronic mail shall be effective as delivery of an original executed counterpart of this Consent and Amendment No. 2.

SECTION 8. Continuing Effectiveness. Except as modified by this Consent and Amendment No. 2, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects, and after the Effective Date all references in the Credit Agreement and the other Loan Documents to the “Agreement” or the “Credit Agreement”, as applicable, shall refer to the Credit Agreement as modified hereby, and this Consent and Amendment No. 2 shall be a Loan Document for all purposes.

SECTION 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT AND AMENDMENT NO. 2, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONSENT AND AMENDMENT NO. 2 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No. 2 to be executed by their officers thereunto duly authorized as of the date specified thereon.

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., as Borrower

By:	/s/ David Wilson

Name: Title:	David Wilson Senior Vice President and Chief Financial Officer

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., as Parent

By:	/s/ David Wilson

Name: Title:	David Wilson Senior Vice President and Chief Financial Officer

Accepted this 22nd day of February, 2006 CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency, as Administrative Agent

By /s/Gerald Girardi

Name: Title:	Gerald Girardi Canadian Imperial Bank of Commerce Authorized Signatory

Effective Date (if other than date of acceptance by Administrative Agent):

February 22, 2006

CIBC, INC., as a 2006 Incremental Loan Lender

By	/s/Gerald Girardi

Name: Title:	Gerald Girardi Authorized Signatory CIBC, Inc.

Agreed as of the date first above written:

CIBC, INC., as a Lender By	/s/Gerald Girardi

Name: Title:	Gerald Girardi Authorized Signatory CIBC, Inc

Agreed as of the date first above written:

BLUE SQUARE LIMITED FUNDING SERIES 3, as a Lender

By	/s/Deborah O’Keeffe

Name: Title:	Deborah O’Keeffe Vice President

Agreed as of the date first above written:

WIND RIVER CLO II — TATE INVESTORS, LTD.

By McDonnell Investment Management, LLC, as Manager

By	/s/Kathleen A. Zam

Name: Title:	Kathleen A. Zam Vice President

Agreed as of the date first above written:

WIND RIVER CLO I LTD.

By McDonnell Investment Management, LLC, as Manager

By	/s/Kathleen A. Zam

Name: Title:	Kathleen A. Zam Vice President

Agreed as of the date first above written:

Landmark CDO Limited

By Aladdin Capital Management, LLC, as Manager, as a Lender

By	/s/John J. D’Angelo

Name: Title:	John J. D’Angelo Authorized Signatory

Agreed as of the date first above written:

Landmark II CDO Limited

By Aladdin Capital Management, LLC, as Manager, as a Lender

By	/s/John J. D’Angelo

Name: Title:	John J. D’Angelo Authorized Signatory

Agreed as of the date first above written:

Landmark III CDO Limited

By Aladdin Capital Management, LLC, as Manager, as a Lender

By	/s/John J. D’Angelo

Name: Title:	John J. D’Angelo Authorized Signatory

Agreed as of the date first above written:

Landmark IV CDO Limited

By Aladdin Capital Management, LLC, as Manager, as a Lender

By	/s/John J. D’Angelo

Name: Title:	John J. D’Angelo Authorized Signatory

Agreed as of the date first above written:

Landmark V CDO Limited

By Aladdin Capital Management, LLC, as Manager, as a Lender

By	/s/John J. D’Angelo

Name: Title:	John J. D’Angelo Authorized Signatory

Agreed as of the date first above written:

Greyrock CDO LTD.

By Aladdin Capital Management, LLC, as Manager, as a Lender

By	/s/John J. D’Angelo

Name: Title:	John J. D’Angelo Authorized Signatory

Agreed as of the date first above written:
Arabesque Trust, as a Lender
By: /s/John J. D'Angelo
Name: John J. D'Angelo
Title: Authorized Signatory

Agreed as of the date first above written:
ULT CBNA Loan Funding LLC, for itself or
as agent for ULT CFPI Loan Funding LLC, as a Lender
By:	/s/Mikus N. Kins
Name:	MIKUS N. KINS
Title:	Attorney-in-fact

Agreed as of the date first above written:
WB Loan Funding 1, LLC, as a Lender
By:	/s/Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Agreed as of the date first above written:
XL Re Ltd.
By:	Stanfield Capital Partners LLC
as its Collateral Manager, as a Lender
By:	/s/Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Agreed as of the date first above written:
EAGLE LOAN TRUST
By:	Stanfield Capital Partners, LLC
as its Collateral Manager, as a Lender
By:	/s/Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Agreed as of the date first above written:
Stanfield Vantage CLO, Ltd
By:	Stanfield Capital Partners, LLC
as its Asset Manager, as a Lender
By:	/s/Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Agreed as of the date first above written:
Windsor Loan Funding, Limited
By: Stanfield Capital Partners LLC
as its Investment Manager, as a 2006 Incremental Loan Lender
By:	/s/Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Agreed as of the date first above written:
AVENUE CLO II, Ltd., as a Lender
By:	/s/Richard D'Addario
Name:	Richard D'Addario
Title:	Senior Portfolio Manager

Agreed as of the date first above written:
AVENUE CLO FUND, Ltd., as a Lender
By:	/s/Richard D'Addario
Name:	Richard D'Addario
Title:	Senior Portfolio Manager

Agreed as of the date first above written:
PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND, as a Lender
/s/Beth Mazor
By:Beth Mazor
Title: V.P.

Agreed as of the date first above written:
PUTNAM HIGH YIELD ADVANTAGE FUND, as a Lender
/s/Beth Mazor
By:Beth Mazor
Title: V.P.

Agreed as of the date first above written:
Pioneer Floating Rate Trust, as a Lender
By:/s/Joe Dougherty
Name: Joe Dougherty
Title: Portfolio Manager

Agreed as of the date first above written:
Highland Floating Rate LLC, as a Lender
By:/s/Joe Dougherty
Name: Joe Dougherty
Title: Senior Vice President

Agreed as of the date first above written:
Jasper CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner, as a Lender
By:/s/Chad Schramek
Name:	Chad Schramek, Assistant Treasurer
Title:	Strand Advisors, Inc., General Partner of

Highland Capital Management, L.P.

Agreed as of the date first above written:
Jasper CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner, as a 2006 Incremental Loan Lender
By:/s/Chad Schramek

Name: Title:	Chad Schramek, Assistant Treasurer Strand Advisors, Inc., General Partner of

Highland Capital Management, L.P.

Agreed as of the date first above written:

Loan Star State Trust

By:Highland Capital Management, L.P., As Collateral Manager
By:Strand Advisors, Inc., Its Investment Advisor, as a Lender
By:/s/Chad Schramek

Name: Title:	Chad Schramek, Assistant Treasurer Strand Advisors, Inc., General Partner of

Highland Capital Management, L.P.

Agreed as of the date first above written:

ELF Funding Trust I

By:Highland Capital Management, L.P., As Collateral Manager
By:Strand Advisors, Inc., Its General Partner, as a Lender
By:/s/Chad Schramek

Name: Title:	Chad Schramek, Assistant Treasurer Strand Advisors, Inc., General Partner of

Highland Capital Management, L.P.

Agreed as of the date first above written:

Highland Offshore Partners, L.P.

By:Highland Capital Management, L.P., As Collateral Manager
By:Strand Advisors, Inc., Its General Partner, as a Lender
By:/s/Chad Schramek

Name: Title:	Chad Schramek, Assistant Treasurer Strand Advisors, Inc., General Partner of

Highland Capital Management, L.P.

Agreed as of the date first above written:

Southfork CLO, Ltd.

By:Highland Capital Management, L.P., As Collateral Manager
By:Strand Advisors, Inc., Its General Partner, as a Lender
By:/s/Chad Schramek

Name: Title:	Chad Schramek, Assistant Treasurer Strand Advisors, Inc., General Partner of

Highland Capital Management, L.P.

Agreed as of the date first above written:

DEUTSCHE BANK AG LONDON, as a 2006 Incremental Loan Lender

By:	/s/David Williams

Name: Title: By:	DAVID WILLIAMS ASSOCIATE /s/Pamela Manisler

Name: Title:	PAMELA MANISLER VICE PRESIDENT

Agreed as of the date first above written:
DEUTSCHE BANK AG LONDON, as a Lender
By:	/s/David Williams
Name:	DAVID WILLIAMS
Title:	ASSOCIATE
By:	/s/Pamela Manisler
Name:	PAMELA MANISLER
Title:	VICE PRESIDENT

Agreed as of the date first above written:
Wachovia Bank, National Association, as a 2006 Incremental Loan Lender
By:/s/Jeffrey M. Graci
Name: Jeffrey M. Graci
Title: Managing Director

Required Lenders
Agreed as of the date first above written:
SENIOR DEBT PORTFOLIO
By: Boston Management and Research

as Investment Advisor By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE SENIOR INCOME TRUST
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE INSTITUTIONAL SENIOR LOAN [illegible]
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE CDO III, LTD.
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE CDO VI, LTD.
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
Eaton Vance CDO VII, PLC
BY:	Eaton Vance Management

as Interim Investment Advisor

By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
Eaton Vance CDO VIII, Ltd.
BY:	Eaton Vance Management

as Investment Advisor By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as
Fiduciary Custodian
BY:Eaton Vance Management, Attorney-in-fact
By:/s/Michael B. Bothof
Name:	Michael B. Bothof
Title:	Vice President

Required Lenders
Agreed as of the date first above written:
BIG SKY III SENIOR LOAN TRUST
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE
VT FLOATING-RATE INCOME FUND
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE
LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
TOLLI & CO.
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE SENIOR
FLOATING-RATE TRUST
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE FLOATING-RATE
INCOME TRUST
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
BY:	EATON VANCE MANAGEMENT

AS INVESTMENT ADVISOR By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Required Lenders
Agreed as of the date first above written:
Eaton Vance Variable
Leverage Fund Ltd.
BY:	Eaton Vance Management

As Investment Advisor By:/s/Michael B. Bothof

Name: Title:	Michael B. Bothof Vice President

Agreed as of the date first above written:
The Hartford Mutual Funds, Inc.
,on behalf of the Hartford Floating
Rate Fund by Hartford Investment
Management Company, its sub-advisor, as a 2006 Incremental Loan Lender
By:/s/Elisabeth V. Piker
Name: Elisabeth V. Piker
Title: Vice President

Agreed as of the date first above written:
Trimaran CLO IV Ltd.
By Trimaran Advisors, L.L.C., as a Lender
By:/s/David M. Millison
Name: David M. Millison
Title: Managing Director

Agreed as of the date first above written:
BANK OF MONTREAL, as a Lender
By: HIM Monegy, Inc. as Agent
By:/s/Greg Walker
Name: Greg Walker
Title: Vice-President, HIM Monegy, Inc.

Required Lenders
Agreed as of the date first above written:
Bushnell CBNA Loan Funding LLC, for
itself or as agent for Bushnell CFPI Loan
Funding LLC.
By:/s/Mikus N. Kins
Name:	MIKUS N. KINS
Title:	Attorney-in-fact

Required Lenders
Agreed as of the date first above written:
Stedman CBNA Loan Funding LLC, for itself or
as agent for Stedman CFPI Loan Funding LLC.
By:/s/Mikus N. Kins
Name:	MIKUS N. KINS
Title:	Attorney-in-fact

Agreed as of the date first above written:

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio, as a Lender

By:/s/John H. Costello

Name: Title:	John H. Costello Assistant Treasurer

Agreed as of the date first above written:
Fidelity Advisor Seris II:	Fidelity Advisor Floating Rate High Income Fund, as a Lender
By:/s/John H. Costello
Name:	John H. Costello
Title:	Assistant Treasurer

Agreed as of the date first above written:

Ballyrock CLO III Limited By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:/s/Lisa Rymut

Name: Title:	Lisa Rymut Assistant Treasurer

Agreed as of the date first above written:
LL DOUBLE EAGLE FUNDING LLC, as a Lender
By:/s/M. Cristina Higgins
Name: M. Cristina Higgins
Title: Authorized Agent

Agreed as of the date first above written:
SCOTIABANK (IRELAND) LIMITED, as a 2006 Incremental Loan Lender
By:/s/Neam Ahmed
Name: NEAM AHMED
Title: AUTHORIZED SIGNATORY

Agreed as of the date first above written:
SCOTIABANK (IRELAND) LIMITED, as a Lender
By:/s/Neam Ahmed
Name: NEAM AHMED
Title: AUTHORIZED SIGNATORY

Agreed as of the date first above written:
Centurion CDO II, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO II, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO III, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO III, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO VI, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO VI, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO VII, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO VII, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO 8, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO 8, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO 9, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Centurion CDO 9, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Cent CDO 10 Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Cent CDO 10 Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Cent CDO XI, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Cent CDO XI, Limited
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Ameriprise Certificate Company
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Ameriprise Certificate Company
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
IDS Life Insurance Company
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
IDS Life Insurance Company
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Ocean Trust
By:	RiverSource Investments, LLC as
Collateral Manager, as a Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
Ocean Trust
By:	RiverSource Investments, LLC as
Collateral Manager, as a 2006 Incremental Loan Lender
By:/s/Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

Agreed as of the date first above written:
BALLANTYNE FUNDING LLC, as a Lender
By:/s/M. Cristina Higgins
Name: M. Cristina Higgins
Title: Authorized Agent

Agreed as of the date first above written:
BLACK DIAMOND CLO 2005-1 LTD.
By:	Black Diamond Capital Management, L.L.C.
as its Collateral Manager, as a Lender
By:/s/James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President & Managing Partner

Black Diamond Capital Management, L.L.C.

Agreed as of the date first above written:

BLACK DIAMOND CLO 2005-1 LTD.

By: Black Diamond Capital Management, L.L.C.

as its Collateral Manager, as a 2006 Incremental Loan Lender

By:/s/James J. Zenni, Jr.

Name: Title:	James J. Zenni, Jr. President & Managing Partner

Black Diamond Capital Management, L.L.C.

Agreed as of the date first above written:

The Sumitomo Trust and Banking Co., Ltd., New York Branch, as a Lender

By:/s/Elizabeth A. Quirk

Name: Title:	ELIZABETH A. QUIRK VICE PRESIDENT

Agreed as of the date first above written:
Flagship CLO 2001-1
by Flagship Capital Management, Inc.
By:	/s/Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

Agreed as of the date first above written:
Flagship CLO II
by Flagship Capital Management, Inc.
By:	/s/Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

Agreed as of the date first above written:
Flagship CLO III
by Flagship Capital Management, Inc.
By:	/s/Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

Agreed as of the date first above written:
Flagship CLO IV
by Flagship Capital Management, Inc.
By:	/s/Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

Agreed as of the date first above written:
Aurum CLO 2002-1 Ltd.,
by Flagship Capital Management, Inc.
as Sub-Advisor
By:	/s/Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

Agreed as of the date first above written:
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II, as Lenders
By:	Babson Capital Management LLC as Collateral
Manager
By:/s/ [illegible]
Name: [illegible]
Title:

Agreed as of the date first above written:
KALDI FUNDING LLC, as a Lender
By:/s/M. Cristina Higgins
Name: M. Cristina Higgins
Title: Authorized Agent

Agreed as of the date first above written:
Citigroup Investments Corporate Loan Fund Inc.
By:	Citigroup Alternative Investments LLC, as a 2006 Incremental Loan Lender
By:/s/Roger Yee
Name: Roger Yee
Title: Vice President

Agreed as of the date first above written:
Citigroup Investments Corporate Loan Fund Inc.
By:	Citigroup Alternative Investments LLC, as a Lender
By:/s/Roger Yee
Name: Roger Yee
Title: Vice President

Agreed as of the date first above written:
Bank of America, N.A., as a Lender
By:/s/Kip Davis
Name: Kip Davis
Title: Sr. Vice President

Required Lenders
Agreed as of the date first above written:
UBS AG, Stamford Branch
By:/s/Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Banking Products
Services, US
By:/s/[illegible]
Name: [illegible]
Title: Associate Director

Banking Products

Services, US

Agreed as of the date first above written:

Prospect Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager, as a Lender By:/s/Dean Criares

Name: Title:	Dean Criares Senior Managing Director

Agreed as of the date first above written:
Monument Park CDO Ltd.
By:	Blackstone Debt Advisors L.P.
As Collateral Manager, as a Lender
By:/s/Dean Criares
Name:	Dean Criares
Title:	Senior Managing Director

Agreed as of the date first above written:
Union Square CDO Ltd.
By:	Blackstone Debt Advisors L.P.
As Collateral Manager, as a Lender
By:/s/Dean Criares
Name:	Dean Criares
Title:	Senior Managing Director

Agreed as of the date first above written:
Hanover Square CLO Ltd.
By:	Blackstone Debt Advisors L.P.
As Collateral Manager, as a Lender
By:/s/Dean Criares
Name:	Dean Criares
Title:	Senior Managing Director

Agreed as of the date first above written:
Loan Funding VI LLC,
for itself or as agent for
Corporate Loan Funding VI LLC, as a 2006 Incremental Loan Lender
By:/s/Dean Criares
Name: Dean Criares
Title: Senior Managing Director

Agreed as of the date first above written:
National City Bank, as a Lender
By:/s/Timothy J. Ambrose
Name: Timothy J. Ambrose
Title: Vice President

Agreed as of the date first above written:
VELOCITY CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager
By:	/s/Wayne Hosang
Name:	Wayne Hosang
Title:	Vice President
By:/s/Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Agreed as of the date first above written:
CELERITY CLO LIMITED
By:	TCW Advisors, Inc.,
as Agent
By:	/s/Wayne Hosang
Name:	Wayne Hosang
Title:	Vice President
By:	/s/Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Agreed as of the date first above written:
FIRST 2004-1 CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager
By:	/s/Wayne Hosang
Name:	Wayne Hosang
Title:	Vice President
By:	/s/Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Agreed as of the date first above written:
FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager
By:	/s/Wayne Hosang
Name:	Wayne Hosang
Title:	Vice President
By:	/s/Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Agreed as of the date first above written:
LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.
By:	TCW Advisors, Inc.,
as Portfolio Manager of Loan Funding I LLC
By:	/s/Wayne Hosang
Name:	Wayne Hosang
Title:	Vice President
By:	/s/Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Agreed as of the date first above written:
TCW SELECT LOAN FUND, LIMITED,
By:	TCW Advisors, Inc., as its
Collateral Manager
By:	/s/Wayne Hosang
Name:	Wayne Hosang
Title:	Vice President
By:	/s/Jonathan R. Insull
Name:	Jonathan R. Insull
Title:	Managing Director

Agreed as of the date first above written:
ADAR Investment Fund LTD, as a 2006 Incremental Loan Lender
Ay ADAR Investment Management LLC,
Its Investment Manager
By:/s/Aaron Morse
Name: Aaron Morse
Title: Chief Operating Officer

Agreed as of the date first above written:

ADAR Investment Fund LTD, as a Lender

By ADAR Investment Management LLC,

Its Investment Manager By	/s/ Aaron Morse

Name: Title:	Aaron Morse Chief Operating Officer

Agreed as of the date first above written:
BlackRock Global Floating Rate Income Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
Magnetite V CLO, Limited
Senior Loan Portfolio
as Lenders
By	/s/ Tom Colwell
Name:	Tom Colwell
Title:	Auth Sig

Agreed as of the date first above written:

Venture III CDO Limited, as a Lender

By its investment advisor, MJX Asset Management, LLC.

By	/s/Atha Baugh

Name: Title:	Atha Baugh Director

Agreed as of the date first above written:

Venture IV CDO Limited, as a Lender

By its investment advisor, MJX Asset Management, LLC.

By	/s/ Atha Baugh

Name: Title:	Atha Baugh Director

FRANKLIN FLOATING RATE
DAILY ACCESS FUND
Franklin Floating Rate Master Series
	Agreed as of the date first above written:	FRANKLIN TEMPLETON
________________, as a Lender	LIM. DURATION INCOME TRUST
By /s/ Tyler Chan	FRANKLIN STRATEGIC SERIES-FRANKLIN
	194	STRATEGIC INCOME FUND
Name: Tyler Chan	FRANKLIN STRATEGIC INCOME FUND
Title: Vice President		681	(CANADA)
	Franklin CLO I, Limited	FRANKLIN TEMPLETON VARIABLE INSURANCE
	Franklin CLO II, Limited	PRODUCTS TRUST-FRANKLIN STRATEGIC
	FRANKLIN CLO IV, LIMITED	884 INCOME SECURITIES FUND
	FRANKLIN CLO V, LTD	FRANKLIN TOTAL RETURN FUND
BLUE SHIELD OF CALIFORNIA

FRANKLIN FLOATING RATE
DAILY ACCESS FUND
Franklin Floating Rate Master Series
FRANKLIN TEMPLETON
Agreed as of the date first above written:	LIM. DURATION INCOME TRUST
________________, as a 2006 Incremental Loan Lender	FRANKLIN STRATEGIC SERIES-FRANKLIN
By /s/ Tyler Chan	194 STRATEGIC INCOME FUND
FRANKLIN STRATEGIC INCOME FUND
Name: Tyler Chan		681 (CANADA)
Title: Vice President	FRANKLIN TEMPLETON VARIABLE
Franklin CLO I, Limited	INSURANCE PRODUCTS TRUST-FRANKLIN
Franklin CLO II, Limited	STRATEGIC
FRANKLIN CLO IV, LIMITED	884	INCOME SECURITIES FUND
FRANKLIN CLO V, LTD	FRANKLIN TOTAL RETURN FUND
BLUE SHIELD OF CALIFORNIA

Agreed as of the date first above written:
Victoria Falls CLO, Ltd., as a Lender
By /s/ Mark D. Senkpiel
Name: Mark D. Senkpiel

Title: Managing Director

Agreed as of the date first above written:

___________________, as a 2006 Incremental Loan Lender

By /s/ Mark D. Senkpiel

Name:	Mark D. Senkpiel

Title: Managing Director

PARK AVENUE LOAN TRUST

By: TCW Advisors, Inc.,
As Agent

By /s/ Wayne Hosang

Name:	G. Wayne Hosang

Title: Vice President

By /s/ Jonathan R. Insull

Name:	Jonathan R. Insull

Title: Managing Director

TCW Senior Secured Floating Rate Loan Fund, L.P.

By: TCW Advisors, Inc., at its Investment Advisor

By /s/ Wayne Hosang

Name:	G. Wayne Hosang

Title: Vice President

By /s/ Jonathan R. Insull

Name:	Jonathan R. Insull

Title: Managing Director

TCW Senior Secured Loan Fund

By: TCW Advisors, Inc., at its Investment Advisor

By /s/ Wayne Hosang

Name:	G. Wayne Hosang

Title: Vice President

By /s/ Jonathan R. Insull

Name:	Jonathan R. Insull

Title: Managing Director

Agreed as of the date first above written:

Venture IV CDO Limited, as a 2006 Incremental Loan Lender

By its investment advisor, MJX Asset Management, LLC

By /s/ Atha Baugh

Name:	Atha Baugh

Title: Director

Agreed as of the date first above written:

, as a Lender ? By:	Longhorn CDO (Cayman) LTD Merrill Lynch Investment Managers, L.P. as Collateral Manager

/s/[illegible]

By: Managing Director

?	MASTER SENIOR FLOATING RATE TRUST

By:	/s/[illegible]

	?	Floating Rate Income Strategies Fund II, Inc.

	By:	/s/[illegible]

	?	Merrill Lynch Senior Floating Rate Portfolio

By: Merrill Lynch Investment Managers, L.P.

as Investment advisor

By:	/s/[illegible]

Longhorn CDO III, LTD. By: Merrill Lynch Investment Managers, L.P. as Collateral Manager

By: /s/[illegible]

Agreed as of the date first above written:

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ John Kowalczuk

Name:	John Kowalczuk

Title: Vice President

Agreed as of the date first above written:

Oppenheimer Senior Floating Rate Fund, as a Lender

By: /s/ Lisa Chaffee

Name:	Lisa Chaffee

Title: AVP

GUARANTOR CONSENT

CONSENT dated as of February 22, 2006 (this “Consent”), to the foregoing Consent and Amendment No. 2 dated as of the date hereof (the “Amendment”) to the Credit Agreement dated as of February 1, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., as borrower (the “Borrower”), ALASKA COMMUNICATIONS SYSTEMS GROUP, INC. as parent, the several banks and other financial institutions or entities from time to time party thereto, as lenders (the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency, as Administrative Agent, CIBC WORLD MARKETS CORP., J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Co-Lead Arrangers and Joint Book Managers, JPMORGAN CHASE BANK, N.A., as Syndication Agent and BANK OF AMERICA, N.A., as Documentation Agent.

Each of the undersigned, as a Guarantor under one or more of the Guarantee Agreements in favor of the Secured Parties, and as a Grantor under the Security Agreement and the other Security Documents hereby consents to the foregoing Consent and Amendment No. 2 and hereby confirms and agrees that notwithstanding the effectiveness of such Consent and Amendment No. 2, the Guarantee Agreements and the Security Documents are, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Consent and Amendment No. 2, each reference in each Guarantee Agreement and the Security Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Consent and Amendment No. 2.

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and delivered by their duly authorized officers as of the date first above written.

ALASKA COMMUNICATIONS SYSTEMS
GROUP, INC.

By	/s/ Leonard A. Steinberg

Name: Title:	Leonard A. Steinberg Vice President, General Counsel and Secretary

ACS OF ALASKA, INC.
ACS OF THE NORTHLAND, INC.
ACS OF FAIRBANKS, INC.
ACS OF ANCHORAGE, INC.
ACS WIRELESS, INC.
ACS LONG DISTANCE, INC.
ACS INTERNET, INC.
ACS INFOSOURCE, INC.
ACS MESSAGING, INC.
ACS OF ALASKA LICENSE SUB, INC.
ACS OF THE NORTHLAND LICENSE SUB, INC.
ACS OF FAIRBANKS LICENSE SUB, INC.
ACS OF ANCHORAGE LICENSE SUB, INC.
ACS WIRELESS LICENSE SUB, INC.
ACS LONG DISTANCE LICENSE SUB, INC.
ACS SERVICES, INC.

By	/s/ Leonard A. Steinberg

Name: Title:	Leonard A. Steinberg Vice President, General Counsel and Secretary